EXECUTION COPY

                                            SIXTH  AMENDMENT  dated as of May 9,
                                    1997  (this  "Sixth   Amendment"),   to  the
                                    Amended and Restated Credit  Agreement dated
                                    as of September  26, 1995 (as amended to the
                                    date hereof, the "Credit Agreement"),  among
                                    Horizon/CMS   Healthcare   Corporation,    a
                                    Delaware      corporation       ("Horizon"),
                                    Continental   Medical   Systems,   Inc.,   a
                                    Delaware  corporation  ("Continental",   and
                                    together with Horizon, the "Borrowers"), the
                                    lenders   listed  on  the  signature   pages
                                    thereto (the "Lenders") and NationsBank of Texas, N.A., as agent for the Lenders (in such capacity, the "Agent") and as issuing bank (in such capacity, the "Issuing Bank").

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Sixth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendment to EBITDAR Definition. The following clause is hereby added at the end of the proviso to the definition of EBITDAR in Section
1.01 of the Amended Agreement:

         "and (F) so long as the cash portion of such charges is not material, up to $53,000,000 of charges incurred in connection with the termination of Horizon's agreement to manage facilities owned by the HEA Group".

         SECTION 1.02. Amendment to Stockholders' Equity Definition. Clause (b) of the definition of Stockholders' Equity is hereby deleted in its entirety and the following clause is hereby substituted in lieu thereof:

         "(b) in  determining  Stockholders'  Equity of Horizon for  purposes of
         Section 6.19(a), (i) an amount equal to the after-tax amount of any expenses of Horizon and its Consolidated Subsidiaries incurred during fiscal year 1996 as a result of the Merger, to the extent that the aggregate pre-tax amount of all such expenses does not exceed $60,000,000 and (ii) an amount equal to the after-tax amount of any charges incurred in connection with the termination of Horizon's agreement to manage facilities owned by the HEA Group, to the extent that the aggregate pre-tax amount of all such charges does not exceed $53,000,000,".

         SECTION 1.03. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders, as follows:

                  (a) The representations and warranties set forth in Article III of the Credit Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Sixth Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Sixth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

                  (b) Each of the Borrowers, the Subsidiary Pledgors and the Subsidiary Guarantors is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

                  (c) The execution, delivery and performance by each of the Borrowers of this Sixth Amendment have been duly authorized by such party.

                  (d) This Sixth Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against it in accordance with its terms.

                  (e) The execution, delivery and performance by each of the Borrowers of this Sixth Amendment (i) do not conflict with or violate
         (A) any provision of law, statute, rule or regulation, or of the certificate of incorporation or by-laws of either of the Borrowers, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which either of the Borrowers is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or instrument.

         SECTION 1.04. Effectiveness. This Sixth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Sixth Amendment Effective Date"):

                  (a) The Agent shall have received duly executed counterparts of this Sixth Amendment which, when taken together, bear the authorized signatures of the Borrowers and the Required Lenders.

                  (b) The Required Lenders shall be satisfied that the representations and warranties set forth in Section 1.03 are true and correct on and as of the Sixth Amendment Effective Date and that no Default or Event of Default has occurred or is continuing.

                  (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Required Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by any of the Borrowers, the Subsidiary Pledgors or the Subsidiary Guarantors of its
          obligations under the Loan Documents.

                  (d) The Required Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Required Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Sixth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Required Lenders and their counsel.

                  (e) Horizon shall have paid in full all amounts due and payable as of the Sixth Amendment Effective Date under the Credit Agreement and upon receipt of the Required Lenders' consent shall have paid to the Agent for the account of each Lender that consents to this Sixth Amendment an amendment fee equal to 0.02% of the consenting Lender's Commitments, so long as a signature page to the Sixth Amendment executed by such Lender is received by Fennebresque, Clark, Swindell & Hay by 5:00 p.m., Charlotte time, on May 9, 1997.

         SECTION 1.05. APPLICABLE LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

         SECTION 1.06. Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Required Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Sixth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreement set forth in this
Section 1.06 shall survive the termination of this Sixth Amendment and the Amended Agreement.

         SECTION 1.07. Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.08. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as expressly amended herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                           HORIZON/CMS HEALTHCARE CORPORATION,
                           as a Borrower

                           by __________________________________
                           Name:
                           Title:

                           CONTINENTAL MEDICAL SYSTEMS, INC.,
                           as a Borrower

                           by___________________________________
                           Name:
                           Title:

                           NATIONSBANK OF TEXAS, N.A., as Agent, as Issuing Bank and as a Lender

                           by___________________________________
                           Name:
                           Title:

                           BANK OF AMERICA NT & SA, as Managing
                           Agent and as a Lender

                           by___________________________________
                           Name:
                           Title:

                           MORGAN GUARANTY TRUST COMPANY OF NEW
                           YORK, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            CREDIT LYONNAIS NEW YORK BRANCH,
                            as Co-Agent and as a Lender

                            by___________________________________
                            Name:
                            Title:

                            LONG TERM CREDIT BANK OF JAPAN, LTD., LA
                            AGENCY, as Co-Agent and as a Lender

                            by___________________________________
                            Name:
                            Title:

                            PNC BANK, NATIONAL ASSOCIATION, as Co-Agent and as a Lender

                            by___________________________________
                            Name:
                            Title:

                            THE CHASE MANHATTAN BANK, as successor to
                            Chemical Bank, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            WELLS FARGO BANK (TEXAS), NATIONAL
                            ASSOCIATION, formerly First Interstate Bank of Texas, N.A., as a Lender by___________________________________
                            Name:
                            Title:

                            TORONTO DOMINION (TEXAS) INC., as a Lender

                            by___________________________________
                            Name:
                            Title:

                            BANKERS TRUST COMPANY, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            BANQUE PARIBAS, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            by___________________________________
                            Name:
                            Title:

                            BANQUE NATIONALE de PARIS, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            by___________________________________
                            Name:
                            Title:

                            DEUTSCHE BANK AG, NEW YORK AND/OR
                            CAYMAN ISLANDS BRANCHES, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            by___________________________________
                            Name:
                            Title:

                            MELLON BANK, N.A., as a Lender

                            by___________________________________
                            Name:
                            Title:

                            FLEET NATIONAL BANK, f/k/a/ Fleet Bank of
                            Massachusetts, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            BANK  OF  TOKYO   MITSUBISHI   TRUST
                            COMPANY as  successor to The Bank of
                            Tokyo Trust Company, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            THE SUMITOMO BANK, LIMITED, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            THE SUMITOMO TRUST & BANKING CO., LTD., NEW
                            YORK BRANCH, as a Lender

                            by___________________________________
                            Name:
                            Title:


                            THE SUMITOMO BANK, LIMITED, CHICAGO
                            BRANCH, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            THE MITSUBISHI BANK, LTD., LOS ANGELES
                            BRANCH, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                            as a Lender

                            by___________________________________
                            Name:
                            Title:

                            NATIONSBANK, N.A., as a Lender

                            by___________________________________
                            Name:
                            Title:

                            THE SANWA BANK, LIMITED, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender

                            by___________________________________
                            Name:
                            Title:

                            CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender

                            by___________________________________
                            Name:
                            Title:

                            SUNWEST BANK OF ALBUQUERQUE, N.A., as a Lender and as Issuing Bank

                            by____________________________________
                            Name:
                            Title:


                            THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as a
                            Lender

                            by_____________________________________
                            Name:
                            Title: